UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2026

POWER REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-36312

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares	PW	NYSE (American)

7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share	PW.A	NYSE (American)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.08 – Shareholder Director Nominations

The Board of Trustees of Power REIT (the “Trust”) has established October 27, 2026 as the date of the Trust’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). The record date for determining shareholders entitled to notice of, and to vote at, the 2026 Annual Meeting is September 11, 2026.

Because the date of the 2026 Annual Meeting has changed by more than 30 days from the anniversary of the date of the Trust’s 2025 Annual Meeting of Shareholders, which was held on August 27, 2025, the Trust is informing shareholders of such change in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Because the date of the 2026 Annual Meeting has changed by more than 30 days from the anniversary of the 2025 Annual Meeting, the deadline previously disclosed for the submission of shareholder proposals no longer applies, and a new deadline has been set. Shareholders who wish to have a proposal considered for inclusion in the Trust’s proxy statement and form of proxy for the 2026 Annual Meeting, pursuant to Rule 14a-8 under the Exchange Act, must ensure that such proposal is received in writing by the Trust’s Secretary at the Trust’s principal executive offices on or before September 15, 2026, which the Trust has determined to be a reasonable time before it expects to begin printing and mailing its proxy materials for the 2026 Annual Meeting. Any such proposal must also comply with the other requirements of Rule 14a-8.

In addition, under Section 13(a)(2) of the Trust’s Bylaws, because the date of mailing of the notice of the 2026 Annual Meeting (expected to be September 16, 2026) has changed by more than 30 days from the anniversary of the date of mailing of the notice for the 2025 Annual Meeting (August 1, 2025), notice by a Qualified Shareholder (as defined in the Bylaws) of any nomination for trustee or other business to be properly brought before the 2026 Annual Meeting outside the Rule 14a-8 process must be delivered to the Secretary of the Trust not later than the tenth day following the date of this Current Report on Form 8-K, which constitutes public announcement of the date of mailing for purposes of the Bylaws — i.e., on or before September 24, 2026. Any such notice must comply with all requirements set forth in Section 13 of the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2026	POWER REIT

	By	/s/ David H. Lesser
David H. Lesser
Chairman of the Board and Chief Executive Officer